THE TIREX CORPORATION
A DEVELOPMENT STAGE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2009

THE TIREX CORPORATION
A DEVELOPMENT STAGE COMPANY

CONSOLIDATED BALANCE SHEET
JUNE 30, 2009

	June 30,	June 30,
	2009	2008

ASSETS

Current Assets
Cash and cash equivalents	$-	$-
Accounts receivable	-	-
Notes receivable	-	-
Inventory	-	-
Research and Experimental Development tax credits receivable	-	-
Total Current Assets	-	-
Property and equipment	-	25,000
Other assets
Patents	1	1
Investment, at cost	-	-
Total Other Assets	1	1
Total Assets	$1	$25,001
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
Accounts payable and accrued liabilties	$1,366,770	$1,478,922
Current portion of long-term debt	-	-
Total Current Liabilities	1,366,770	1,478,922
Other liabilities
Long-term deposits and convertible notes	69,000	306,000
Government loans (net of current)	-	-
Capital lease obligations (net of current)	-	-
Convertible notes	389,294	399,389
Convertible notes	185,556	185,556
Convertible loans	2,302,840	2,756,216
Total Other Liabilities	2,946,690	3,647,161
Total Liabilities	4,313,460	5,126,083
Stockholders' Equity (Deficit)
Preferred stock, $.005 par value, authorized
15,000,000 Series A shares, issued and outstanding
15,000,000 Series A shares (June 30, 2008 - 3,000,000 shares)	75,000	15,000
Common stock, $.001 par value, authorized
1,000,000,000 shares, issued and outstanding
1,119,492,216 shares (June 30, 2008 - 291,995,892 shares)	1,119,492	291,996
Additional paid-in capital	25,689,673	25,255,619
Deficit accumulated during the development stage	(30,734,272)	(30,058,457)
Unrealized gain (loss) on foreign exchange	(463,353)	(605,240)
	(4,313,459)	(5,101,082)
Total Liabilities and Stockholders' Equity (Deficit)	$1	$25,001

See Notes to Consolidated Financial Statements

THE TIREX CORPORATION
A DEVELOPMENT STAGE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	Three months ended		Twelve months ended		Cumulative from
	June 30		June 30		March 26, 1993 to
	2009	2008	2009	2008	June 30, 2009
Revenues	$-	$-	$-	$-	$1,354,088
Cost of Sales	-	-	-	-	1,031,075
Gross profit	-	-	-	-	323,013
Operations
General and administrative	255,716	159,980	629,020	451,527	14,490,867
Depreciation and amortization	-	-	-	-	365,545
Research and development	-	-	-	-	15,396,966
Total Expense	255,716	159,980	629,020	451,527	30,253,378
Income (loss) before other expenses	(255,716)	(159,980)	(629,020)	(451,527)	(29,930,365)
Other expenses (income)
Interest expense	11,699	11,699	46,795	46,795	1,085,968
Interest income	-	-	-	-	(45,443)
Income from stock options	-	-	-	-	(10,855)
Gain from extinguishment of debt	-	-	-	-	(1,047,921)
Loss on disposal of equipment	-	-	-	-	4,549
Total Other expenses (income)	11,699	11,699	46,795	46,795	-13,702
Provision for income taxes	-	-	-	-	-
Net income (loss)	(267,415)	(171,679)	(675,815)	(498,322)	(29,916,663)
Other comprehensive loss
Loss (gain) on foreign exchange	-	-	-	-	106,137
Net income (loss) and comprehensive loss	$(267,415)	$(171,679)	$(675,815)	$(498,322)	$(30,022,800)
Basic and Diluted net loss and comprehensive loss per common share	$(0.00)	$(0.00)	$(0.00)	$(0.00)
Weighted average shares of common stock outstanding	498,961,294	249,895,892	498,961,294	249,895,892

See Notes to Consolidated Financial Statements

THE TIREX CORPORATION
A DEVELOPMENT STAGE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

						Deficit
						Accumulated	Unrealized	Total
					Additional	During	gain (loss)	Stockholders'
	Common Stock		Preferred Stock		Paid-in	Developmental	on foreign	Equity
	Shares	Amount	Shares	Amount	Capital	Stage	exchange	(Deficit)
Balance June 30, 1992	3,383,050	3,383	-	-	194,980	(1,057,356)	$ -	(858,993)
Stock issued for reorganization	18,650,000	18,650			76,155			94,805
Stock issued for services	100,000	100			(100)

Stock issued in exchange for Warrants	363,656	364			(364)
Forgiveness of debt					728,023			728,023
Net loss and comprehensive
loss for the year						(165,296)		(165,296)

Balance June 30, 1993	22,496,706	22,497	-	-	998,694	(1,222,652)	-	(201,461)

Stock issued for services	100,000	100			(100)			-
Exchange for Debt					149,170			149,170
Payments received for stock
previously issued					237,430			237,430
Net loss and comprehensive								-
loss for the year						(179,296)		(179,296)

Balance June 30, 1994	22,498,706	22,499	-	-	1,385,292	(1,401,948)	-	5,843

Revision of common stock	(11,900,000)	(11,900)			11,900			-
Stock issued for services	5,592,857	5,592			513,908			519,500
Exchange for Debt	200,000	200			24,300			24,500
Issuance of common stock	402,857	401			21,915			22,316
previously issued
Net loss and comprehensive								-
loss for the year						(575,771)		(575,771)

Balance June 30, 1995	16,794,420	16,792	-	-	1,957,315	(1,977,719)	-	(3,612)

See Notes to Consolidated Financial Statements

THE TIREX CORPORATION
A DEVELOPMENT STAGE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

						Deficit
						Accumulated	Unrealized	Total
					Additional	During	gain (loss)	Stockholders'
	Common Stock		Preferred Stock		Paid-in	Developmental	on foreign	Equity
	Shares	Amount	Shares	Amount	Capital	Stage	exchange	(Deficit)
Balance June 30, 1995	16,794,420	16,792	-	-	1,957,315	(1,977,719)	-	(3,612)

Stock issued	3,975,662	5,090			846,612			851,702
Exchange for Debt	391,857	392			29,008			29,400
Issuance of common stock	710,833	710			80,161			80,871
Net loss and comprehensive								-
loss for the year						(1,127,044)		(1,127,044)

Balance June 30, 1996	21,872,772	22,984	-	-	2,913,096	(3,104,763)	-	(168,683)

Stock issued for options					912,838			912,838
Stock issued for services	5,067,912	3,955			690,234			694,189
Stock in Exchange for Debt	251,382	252			43,965			44,217
Issuance of common stock	10,257,936	10,259			335,132			345,391
Grants received					408,597			408,597
Net loss and comprehensive								-
loss for the year						(2,376,279)		(2,376,279)

Balance June 30, 1997	37,450,002	37,450	-	-	5,303,862	(5,481,042)	-	(139,730)

Stock issued for options					948,500			948,500
Stock issued for services	4,396,466	4,396			922,180			926,576
Issuance of common stock	21,795,000	21,796			1,176,755			1,198,551
Stock options issued and outstanding					1,236,913			1,236,913
Grants received					669,906			669,906
Unrealized foreign exchange							183,785	183,785
Net loss and comprehensive								-
loss for the year						(4,570,441)		(4,570,441)

Balance June 30, 1998	63,641,468	63,642	-	-	10,258,116	(10,051,483)	183,785	454,060

See Notes to Consolidated Financial Statements

THE TIREX CORPORATION
A DEVELOPMENT STAGE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

						Deficit
						Accumulated	Unrealized	Total
					Additional	During	gain (loss)	Stockholders'
	Common Stock		Preferred Stock		Paid-in	Developmental	on foreign	Equity
	Shares	Amount	Shares	Amount	Capital	Stage	exchange	(Deficit)
Balance June 30, 1998	63,641,468	63,642	-	-	10,258,116	(10,051,483)	183,785	454,060

Stock issued for options	2,234,567	2,235			38,765			41,000
Stock issued for services	24,200,439	24,200			2,735,544			2,759,744
Shares issued in exchange for debt	3,787,947	3,788			340,164			343,952
Conversion of debentures	2,816,966	2,817			290,102			292,919
Issuance of common stock	677,966	678			49,322			50,000
Stock options issued and outstanding					385,600			385,600
Grants received					1,057,742			1,057,742
Unrealized foreign exchange							(29,142)	(29,142)
Net loss and comprehensive
loss for the year						(4,909,879)		(4,909,879)

Balance June 30, 1999	97,359,353	97,360	-	-	15,155,355	(14,961,362)	154,643	445,996

Stock issued for options	5,327,486	5,327			381,600			386,927
Stock issued for services	28,873,210	28,873			2,217,758			2,246,631
Shares issued in exchange for debt	7,342,055	7,342			382,556			389,898
Conversion of debentures	12,010,073	12,010			815,796			827,806
Issuance of common stock	221,000	221			16,039			16,260
Grants received					395,683			395,683
Unrealized foreign exchange							5,789	5,789
Net loss and comprehensive
loss for the year						(5,548,829)		(5,548,829)

Balance June 30, 2000	151,133,177	151,133	-	-	19,364,787	(20,510,191)	160,432	(833,839)

See Notes to Consolidated Financial Statements

THE TIREX CORPORATION
A DEVELOPMENT STAGE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

						Deficit
						Accumulated	Unrealized	Total
					Additional	During	gain (loss)	Stockholders'
	Common Stock		Preferred Stock		Paid-in	Developmental	on foreign	Equity
	Shares	Amount	Shares	Amount	Capital	Stage	exchange	(Deficit)
Balance June 30, 2000	151,133,177	151,133	-	-	19,364,787	(20,510,191)	160,432	(833,839)

Stock issued for services	7,375,483	7,375			864,840			872,215
Stock issued for options	5,378,507	5,379			506,998			512,377
Shares issued in exchange for debt	11,646,312	11,646			1,547,455			1,559,101
Conversion of debentures	100,000	100			19,900			20,000
Issuance of common stock	732,929	733			39,427			40,160
Unrealized foreign exchange							(340,661)	(340,661)
Grants issued					249,294			249,294
Net loss and comprehensive loss
for the year						(3,112,138)		(3,112,138)

Balance June 30, 2001	176,366,408	176,366	-	-	22,592,701	(23,622,329)	(180,229)	(1,033,491)

Stock issued for services	18,466,162	18,466			314,859			333,325
Shares issued in exchange for debt	24,075,502	24,076			1,649,442			1,673,518
Issuance of common stock	5,849,487	5,850			61,897			67,747
Unrealized foreign exchange							(19,940)	(19,940)
Net loss and comprehensive loss
for the year						(3,421,460)		(3,421,460)

Balance June 30, 2002	224,757,559	224,758	-	-	24,618,899	(27,043,789)	(200,169)	(2,400,301)

See Notes to Consolidated Financial Statements

THE TIREX CORPORATION
A DEVELOPMENT STAGE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

						Deficit
						Accumulated	Unrealized	Total
					Additional	During	gain (loss)	Stockholders'
	Common Stock		Preferred Stock		Paid-in	Developmental	on foreign	Equity
	Shares	Amount	Shares	Amount	Capital	Stage	exchange	(Deficit)
Balance June 30, 2002	224,757,559	224,758	-	-	24,618,899	(27,043,789)	(200,169)	(2,400,301)

Stock issued for services	5,455,000	5,455			130,920			136,375
Shares issued in exchange for debt	15,400,000	15,400			441,183			456,583
Issuance of common stock	4,283,333	4,283			31,217			35,500
Unrealized foreign exchange							(182,365)	(182,365)
Net loss and comprehensive loss
for the year						(1,561,375)		(1,561,375)

Balance June 30, 2003	249,895,892	249,896	-	-	25,222,219	(28,605,164)	(382,534)	(3,515,583)

Unrealized foreign exchange							(30,325)	(30,325)
Net profit (loss) and comprehensive
profit (loss) for the year						298,216		298,216

Balance June 30, 2004	249,895,892	249,896	-	-	25,222,219	(28,306,948)	(412,859)	(3,247,692)

Unrealized foreign exchange							(63,448)	(63,448)
Net loss and comprehensive loss
for the year						(576,766)		(576,766)

Balance June 30, 2005	249,895,892	249,896	-	-	25,222,219	(28,883,714)	(476,307)	(3,887,906)

See Notes to Consolidated Financial Statements

THE TIREX CORPORATION
A DEVELOPMENT STAGE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

						Deficit
						Accumulated	Unrealized	Total
					Additional	During	gain (loss)	Stockholders'
	Common Stock		Preferred Stock		Paid-in	Developments	on foreign	Equity
	Shares	Amount	Shares	Amount	Capital	Stage	exchange	(Deficit)
Balance June 30, 2005	249,895,892	249,896	-	-	25,222,219	(28,883,714)	(476,307)	(3,887,906)

Unrealized foreign exchange							(78,596)	(78,596)
Net loss and comprehensive loss
for the year						(220,572)		(220,572)

Balance June 30, 2006	249,895,892	249,896	-	-	25,222,219	(29,104,286)	(554,903)	(4,187,074)

Unrealized foreign exchange							(44,174)	(44,174)
Net loss and comprehensive loss
for the year						(455,849)		(455,849)

Balance June 30, 2007	249,895,892	249,896	-	-	25,222,219	(29,560,135)	(599,077)	(4,687,097)

Common stock issued for services	42,100,000	42,100			33,400			75,500
Preferred stock issued			3,000,000	15,000				15,000
Unrealized foreign exchange							(6,163)	(6,163)
Net loss and comprehensive loss
for the year						(498,322)		(498,322)

Balance June 30, 2008	291,995,892	291,996	3,000,000	15,000	25,255,619	(30,058,457)	(605,240)	(5,101,082)
Common stock issued for services	827,496,324	827,496			434,054			1,261,550
Preferred stock issued			12,000,000	60,000				60,000
Unrealized foreign exchange							141,888	141,888
Net loss and comprehensive loss
for the year						(675,815)		(675,815)

Balance June 30, 2009	1,119,492,216	1,119,492	15,000,000	75,000	25,689,673	(30,734,272)	(463,352)	(4,313,459)

See Notes to Consolidated Financial Statements

THE TIREX CORPORATION
A DEVELOPMENT STAGE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS

	Three months ended		Twelve months ended		Cumulative from
	June 30		June 30		March 26, 1993 to
	2009	2008	2009	2008	June 30, 2009

Cash flows from operating activities:
Net income (loss)	$(262,685)	$(171,679)	$(675,815)	$(498,322)	$(30,022,800)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	25,000	-	25,000	-	414,304
(Gain) loss on disposal and abandonment of assets	-	-	-	-	2,005,498
Stock issued in exchange for interest	-	-	-	-	169,142
Stock issued in exchange for services and expenses	-	-	-	-	10,574,972
Stock options issued in exchange for services	-	-	-	-	3,083,390
Unrealized (loss) gain on foreign exchange	(46,764)	71,574	141,887	(6,163)	(463,353)
Other non-cash items	337,846	243,946	727,874	495,196	1,642,788
Changes in assets and liabilities:
(Increase) decrease in:
Account receivable	-	-	-	-	-
Inventory	-	-	-	-	(73,323)
Sales tax receivable	-	-	-	-	(36)
Research and experimental development tax credits receivable	-	-	-	-	-
Other assets	-	-	-	-	(10,120)
(Decrease) increase in :
Accounts payables and accrued liabilities	(209,647)	(175,091)	(474,946)	(115,711)	1,542,520
Accrued salaries	156,250	31,250	256,000	125,000	1,079,152
Due to stockholders	-	-	-	-	5,000
Net cash used in operating activities	-	-	-	-	(10,052,866)
Cash flow from investing activities:
Increase in notes receivable	-	-	-	-	(259,358)
Reduction in notes receivable	-	-	-	-	237,652
Investment	-	-	-	-	(89,500)
Equipment	-	-	-	-	(321,567)
Equipment assembly costs	-	-	-	-	(1,999,801)
Organization cost	-	-	-	-	6,700
Reduction in security deposit	-	-	-	-	(1,542)
Net cash used in investing activities	-	-	-	-	(2,427,416)
Cash flow from financing activities:
Loans from related parties					4,354,835
Deferred financing costs	-	-	-	-	180,557
Proceeds from deposits	-	-	-	-	143,500
Payments on notes payable	-	-	-	-	(409,939)
Proceeds from convertible notes	-	-	-	-	754,999
Proceeds from notes payable	-	-	-	-	524,639
Payments on lease obligations	-	-	-	-	(86,380)
Proceeds from issuance of convertible subordinated debentures	-	-	-	-	1,035,000
Proceeds from loan payable	-	-	-	-	591,619
Payments on loan payable	-	-	-	-	(488,439)
Proceeds from issuance of stock options	-	-	-	-	20,000
Proceeds from grants	-	-	-	-	3,628,277
Proceeds from issuance of common stock	-	-	-	-	85,582
Proceeds from additional paid-in capital	-	-	-	-	2,145,775
Net cash provided by financing activities	-	-	-	-	12,480,025
Net (decrease) increase in cash and cash equivalents	-	-	-	-	(257)
Cash and cash equivalents - beginning of period	-	-	-	-	257
Cash and cash equivalents - end of period	$-	$-	$-	$-	$-

See Notes to Consolidated Financial Statements

THE TIREX CORPORATION
A DEVELOPMENT STAGE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS

	Three months ended		Twelve months ended		Cumulative from
	June 30		June 30		March 26, 1993 to
	2009	2008	2009	2008	June 30, 2009

Supplemental Disclosure of Non-Cash Activities:
      During the year ended June 30, 2008, the Company issued 42,100,000 common shares in exchange for services performed and in recognition of the payment of debt. During the year ended June 30, 2009, the Company issued 827,496,324 common shares in exchange for services performed and in recognition of the payment of debt.
Supplemental Disclosure of Cash Flow Information:
Interest paid	$-	$-	$-	$-	$232,748
Income taxes paid	$-	$-	$-	$-	$-

See Notes to Consolidated Financial Statements